UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

LUXEYARD, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-168066	30-0473898
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

8884 Venice Boulevard Los Angeles, CA	90034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 488-3574

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and restates Items 1.01 and 3.02 of the Current Report on Form 8-K filed by Luxeyard, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on April 27, 2012 (the “Original Filing”). At the time of the Original Filing, the Company was expecting checks and/or wire transfers from two (2) individual investors totaling $75,000, which were not subsequently received. Because the Company can now provide the final aggregate principal balance of $2,915,000, which is $75,000 less than originally estimated, it is filing this Current Report on Form 8-K/A to include such information in Items 1.01 and 3.02. Except for the amended and restated information included in Items 1.01 and 3.02, this Current Report on Form 8-K/A continues to describe conditions as of the date of the Original Filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Filing, or to modify or update those disclosures affected by subsequent events. Among other things, forward-looking statements made in the Original Filing have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the Original Filing, and such forward-looking statements should be read in their historical context. This Current Report on Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the Original Filing, including any amendments to those filings.

Item 1.01 Entry into a Material Definitive Agreement.

Pursuant to a private placement memorandum (PPM”), Luxeyard, Inc. the Company closed a financing on April 24, 2012, by entering into certain Debenture Purchase Agreements (the Purchase Agreement”) with certain investors (the Holder” or Holders”) whereby we issued and sold to the Holders certain 10% Convertible Debentures which are convertible into shares of our common stock (collectively, the Notes”), $0.001 par value per share (the Shares”), at a conversion price of $0.30 per share, subject to Adjustment.

The aggregate original principal amount of all Notes is $2,915,000. Based on the aggregate original principal amount sold by the Company, the maximum Shares we may be required to issue is 9,716,667.

The terms of the Notes are as follows: (i) the maturity date is two (2) years from the date of issuance (the Maturity Date”); (ii) interest on the outstanding principal balance shall accrue at the rate of ten percent (10%) per annum; (iii) the interest shall be compounded annually and added to the principal amount of the Notes and, at the option of the Holders, either available for conversion into Shares or due and payable together with any unconverted or unpaid principal amount on the Maturity Date: (iv) there is mandatory conversion of the Notes to Shares if at any time, prior to the Maturity Date, (a) the shares of Common Stock underlying the Notes are registered in a registration statement under the Securities Act or the shares of Common Stock underlying the Notes are available for resale pursuant to Rule 144 or similar rule, without limitation; (b) for a period of ten (10) consecutive trading days the closing bid price for the Shares remains at or above $1.00; and (c) the daily volume of the Shares during such consecutive ten (10) day period is at least 50,000 shares per day.

As part of the aggregate principal amount of the Notes, 3 FINRA registered broker-dealers sold Notes aggregating $650,000. On the sale of these Notes, we paid cash commissions of $59,500 and issued 66,666 Shares as compensation for services to us in connection with selling $650,000 of Notes. Additionally, an attorney of a dealer broker was paid $4,000 and issued 5,000 shares for services in connection with the selling of Notes.

The preceding paragraphs are qualified in their entirety by reference to the form of Purchase Agreement and Notes incorporated by reference in Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K/A.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 hereof is incorporated herein by reference in its entirety into this Item 3.02.

Pursuant to the Purchase Agreements, we issued to the Holders, Notes aggregating $2,915,000 that are convertible into an aggregate of 9,716,667 Shares at a conversion price of $0.30 per share. Such securities were not registered under the Securities Act. The issuance of these securities was exempt from registration under the safe harbor provided by Regulation D, Rule 506 and Section 4(2) of the Securities Act. We made this determination based on the representations of Holders, which included, in pertinent part, that such Holders were accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and upon such further representations from each Holder that (a) the Holder is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the Holder agrees not to sell or otherwise transfer the purchased securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the Holder has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (d) the Holder had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (e) the Holder has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit

No.	Description
10.1	Form of Debenture Purchase Agreement, incorporated by reference to Exhibit 10.1 to Form 8-K filed on April 27, 2012.
10.2	Form of 10% Convertible Debenture, incorporated by reference to Exhibit 10.2 to Form 8-K filed on April 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2012	LUXEYARD, INC.

	By:	/s/ Braden Richter
Braden Richter
President and Chief Executive Officer

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